UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08360

Guinness Atkinson Funds

(Exact name of registrant as specified in charter)

225 South Lake Avenue, Suite 216

Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

James J. Atkinson, Jr.

225 South Lake Avenue, Suite 216

Pasadena, CA 91101

Registrant’s telephone number, including area code: (800-915-6566)

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

SmartETFs

2020

Semi-Annual Report

MOTO | The SmartETFs Smart Transportation & Technology ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.SmartETFs.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

SmartETFs Smart Transportation & Technology ETF

Semi-Annual Report

June 30, 2020

TABLE OF CONTENTS

Letter to Shareholders	3
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Expense Example	20
Privacy Notice	21

Dear SmartETF Shareholders,

The first six months of 2020 have been interesting to say the least. For the six month period ending June 30, 2020 the SmartETFs Smart Transportation & Technology ETF (MOTO) produced a total return of 2.61% (net asset basis) and 2.97% (based on market return). We accept that that doesn’t sound like much, but when things looked bleak during the Q1 nadir the idea of finishing the first half with a positive return seemed unthinkable. And in fact, MOTO’s positive performance has continued on during Q3 but we’ll leave those results for the annual report which will cover all of 2020.

From inception through June 30 the SmartETFs Smart Transportation & Technology has provided a return of 8.18% (net asset basis) and 8.02% (market return basis).

As we mentioned in our letter which accompanied the annual report for 2019, we have big plans for the SmartETFs family of ETFs; the launch of MOTO is only the beginning. We continue to work on additional SmartETFs and MOTO should have some siblings before year end. We will have a lot to share with you throughout the year. If you haven’t already done so we encourage you to sign up to follow us on Twitter and/or sign up for our email service. You can do both of these from the SmartETFs website at www.SmartETFs.com.

We appreciate the confidence you’ve placed in us and look forward to serving you.

Regards,

Jim Atkinson

President

SmartETFs

Because the SmartETFs Smart Transportation & Technology ETF has less than a full year track record, the return figures cited are actual, not annualized. The total expense ratio for the ETF is 0.68%. All returns are for the period ending June 30, 2020.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.SmartETFs.com.

SmartETFs Smart Transportation & Technology ETF (“MOTO”)
SEMI-ANNUAL REPORT FOR THE PERIOD ENDED
JUNE 30, 2020

Performance

Total returns	6 MONTHS (ACTUAL)	Since inception (November 14, 2019)
MOTO ETF MArket Price	2.97%	8.02%
MOTO ETF NAV	2.61%	8.18%

Benchmark Index:
MSCI World Index (Net Return)	-5.77%	-2.49%

For the ETF’s current six-months expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the ETF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the ETF may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.smartetfs.com, or calling (866) 307-5990.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. SmartETFs NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the Mid-Point between the Bid and Ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times.

Review

In the first half of 2020 the MOTO produced a total return (USD) of +2.97% vs the MSCI World Index (net return) of -5.77%. MOTO therefore outperformed the index by 8.7% over the period.

Drivers of ETF performance:

The equities held within the MOTO ETF are categorized into three broad categories; EV Manufacturers (split into EV-Transition and EV-Dominated), Equipment Manufacturers (split into Components and Semiconductors) and Services.

The EV manufacturer category saw extremely diverse share price performance with Tesla dominating the group (+158% ytd). Tesla is the only pure play EV-Dominated manufacturer in the ETF and it strong share price performance reflected stronger than expected sales of EVs. The weakest sub-category in the ETF was the EV-Transition sub-category and our positions in Volkswagen and Geely were particularly weak as a result of COVID-19 related manufacturing lockdowns.

We saw mixed fortunes within the Equipment Manufacturers category as those companies focused on the battery manufacturing value chain performed particularly well. Samsung SDI and LG Chem and Tianneng were up 48%, 49% and 134% respectively as they each grew capacity, developed strategic relationships with car manufacturers and continued to develop their respective businesses in fast growing markets. Our autonomous exposure also delivered well, with NVIDIA leading the group, up 62%, but against this, our holdings in the car component value chain all ended the period in negative territory. Our remaining equipment exposure is via companies exposed to the semiconductor value chain and performance here was rather muted (up only 0.4% on average over the period).

Our last category, Services, also delivered rather muted performance, on average up 3% over the period, with Ansys being the strongest performer (+13%).

Activity

There were no stock switches in the ETF but the ETF was rebalanced during the period.

Outlook

Equity markets recovered sharply in the second quarter from the COVID-19 pandemic as a result of lower interest rates, extra liquidity and government interventions. While Smart Transportation equities suffered with COVID-related market weakness in the first quarter of the year (MOTO was down 24.3% and underperformed the MSCI World by 3.3%), they recovered very sharply in 2Q (MOTO was up 36.1% outperforming the MSCI World Index which was up only 19.4%). At June 30, MOTO was in positive territory year to date (up 2.97%) and comfortably ahead of the MSCI World NR Index (-5.77%).

The stronger share price performance in the first half of 2020 reflects i) the stronger demand for companies focused on electric and autonomous transportation versus conventional vehicles and ii) the increasing expectation of more government stimulus into the infrastructure required to enable the transition to smart transportation.

Stronger demand for EVs over ICE vehicles

Global auto sales are likely to fall to around 70 million units (a 22% decline) in 2020 as a result of the COVID-19 pandemic, according to IHS Markit. The fall in demand results from lockdowns negatively affecting auto manufacturing across the global auto value chain as well as underlying demand as consumers have not been willing to make significant purchases or lease commitments.

The COVID-19 pandemic will likely cause an 18% drop in EV sales this year, according to Bloomberg New Energy Finance. Their forecast for 2020 is now 1.7mn vehicles, a 27% drop from its prior forecast, but the long-term forecast trajectory is broadly unchanged. We expect there will be a 10% drop in lithium-ion battery demand (to 71GWh) in 2020 but the 2030 demand is likely to be around 2,000GWh.

Within the EV spectrum, Tesla continues to dominate. The most recent official figures (for 1Q 2020) indicate that Tesla sold more electric vehicles globally than Renault and Volkswagen combined. Telsa took a 29% market share for the first quarter, with 88,400 sales while Renault was second placed with 39,355 electric car sales.

Government stimulus and investment in smart transportation

We believe that infrastructure investments that facilitate the transition to renewable power generation and the electrification of transportation are attractive areas for governments to focus post COVID-19 stimulus investments. Investments in low carbon infrastructure tend to be capital-intensive and local economy/employee-intensive and they are more sensitive to the cost of financing, so they are particularly attractive in the post-COVID ultra low interest rate environment.

Within the auto sphere, low-carbon infrastructure investment includes manufacturing plants (for lithium ion batteries and for EVs) as well as renewable power infrastructure (such as generation, transmission and ultimately EV charging stations). Government effort here is particularly critical to catalyse the switch to EVs and Europe is now investing much more heavily than China on facilities and equipment for electric vehicles. Europe received €60bn in private and public funds for the electrification of transportation in 2019 (up from just €3.2bn) while China received €17.1bn in 2019 (down from €22bn previously). The change in investment reflects the sharply increased investments from European car markets towards EVs.

The transition to EVs is one of the three specific targets of the EU Green Deal that was presented in May 2020. The Green Deal is a major part of the EU’s post COVID-19 recovery plans and is a set of policy initiatives with the overarching aim of making Europe climate neutral in 2050. The financing component of the deal is estimated to total around Eur1trn over the next ten years and it specifically mentions a transition to EVs and cleaner transportation as one of its three key targets:

●	Cleaner transport and logistics, including the installation of one million charging points for electric vehicles and a boost for rail travel and clean mobility in our cities and regions

●	A massive renovation wave of our buildings and infrastructure and a more circular economy, bringing local jobs;

●	Rolling out renewable energy projects, especially wind, solar and kick-starting a clean hydrogen economy in Europe;

Within Europe, Germany is leading the way in the transition and the country announced significant new EV and EV infrastructure stimulus measures in the quarter. These included the lowering of sales tax from 19% to 16% for EVs, a staggered on high carbon-emitting vehicles and a further 6,000 incentive for battery EVs costing below 40,000 euros. In addition, Germany will require all gasoline filling stations to offer electric car charging services. We believe that Germany is the first country to mandate such a requirement nationwide. The Chinese government also reacted to weaker post-COVID EV sales by extending its new electric vehicle (NEV) subsidies to 2022 (two years later than the original planned phase-out).

The longer term outlook

We think it likely that government incentivized investments, such as the example of the EU Green Deal, will potentially cause an acceleration in the smart transportation revolution and that we may find that the COVID-19 pandemic ends up being a ‘good event’ for many of the companies in our investment universe. In a few years, we believe that we will look back and see 2020 and 2021 as being near term ‘bumps in the road’ that ultimately accelerated the transition to a smarter transportation system. The MOTO ETF will remain positioned to benefit from these themes.

Will Riley and Jonathan Waghorn

July 2020

The ETF invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. Investments focused in a single geographic region may be exposed to greater risk and more volatility than investments diversified among various geographies. The ETF invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility. The companies in which the ETF invests may be subject to rapid changes in technology, intense competition, rapid obsolescence of products and services, loss of intellectual property protections, evolving industry standards and frequent new product productions and changes in business cycles and government regulations. These risks could adversely affect the value of companies in which the ETF invests. Limitations on applications for autonomous or electric vehicles could adversely affect the value of companies in which the ETF invests.

The MSCI World Index is a market capitalization-weighted index comprised of companies representative of the market structure of 23 developed market countries in North America (including the U.S.), Europe and the Asia/Pacific region. It is not possible to invest directly in an index.

Please refer to the Schedule of Investments for details on ETF holdings. Current and future portfolio holdings are subject to change and risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, ETF holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

SmartETFs Smart Transportation & Technology ETF

Schedule of Investments

at June 30, 2020 (Unaudited)

Shares	Common Stocks: 97.1%	Value ($)
	Auto/Trucks Parts & Equipment: 5.0%
1,332	Gentherm Inc. *	51,815
1,212	Hella GmbH & Co KGaA	49,563
		101,378
	Commerical Services: 3.0%
1,539	Quanta Services Inc.	60,375

	Rubber-Tires: 2.3%
477	Continental AG	46,708

	Smart Transportation: 25.2%
624	Aptiv PLC	48,622
1,200	Denso Corp.	46,733
36,000	Geely Automobile Holdings Ltd.	56,667
1,698	Johnson Matthey PLC	44,138
1,209	Sensata Technologies Holding *	45,011
69	Tesla Inc. *	74,507
48,000	Tianneng Power International	81,749
900	Toyota Motor Corp.	56,363
3,654	Volvo AB Class B	57,202
		510,992
	Technology: 3.0%
1,074	Taiwan Semiconductor Manufacturing Co Ltd. - ADR	60,971

	Technology & Transportation: 58.6%
42	Alphabet Inc. Class C *	59,372
558	Amphenol Corp. Class A	53,462
498	Analog Devices Inc.	61,075
222	ANSYS Inc. *	64,764
765	Autohome Inc. - ADR *	57,758
3,150	Dana Inc.	38,398
630	Eaton Corp. PLC	55,112
1,077	FLIR Systems Inc.	43,694
5,922	Hanon Systems	44,711
1,041	Hexagon AB Class B	60,763
2,625	Infineon Technologies AG - ADR	61,562
975	Intel Corp.	58,334
465	Lear Corp.	50,694
210	LG Chem Ltd.	85,837
168	NVIDIA Corp.	63,825
480	NXP Semiconductors NV	54,739
3,042	ON Semiconductor Corp. *	60,292
570	Power Integrations Inc.	67,334
249	Samsung SDI Co Ltd.	75,426
561	Skyworks Solutions Inc.	71,729
		1,188,881

	Total Common Stocks (Cost $1,881,519)	1,969,305

The accompanying notes are an integral part of these financial statements.

SmartETFs Smart Transportation & Technology ETF

Schedule of Investments

at June 30, 2020 (Unaudited)

Shares		Value ($)
	Preferred Stocks: 2.4%
	Smart Transportation: 2.4%
318	Volkswagen AG	48,208
	Total Preferred Stocks (Cost $62,098)	48,208

	Total Investments (Cost $1,943,617)- 99.5%	2,017,513
	Other Assets in Excess of Liabilities - 0.5%	10,936
	Total Net Assets - 100.0%	$2,028,449

*	Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

SmartETFs Smart Transportation & Technology ETF

Schedule of Investments

at June 30, 2020

Security Type/Country	Percent of Total Net Assets
Common Stocks
United States	48.3%
South Korea	10.1%
Germany	7.8%
China	6.9%
Sweden	5.8%
Japan	5.1%
Taiwan	3.0%
Hong Kong	2.8%
Netherlands	2.7%
Ireland	2.4%
United Kingdom	2.2%
Total Common Stocks	97.1%
Preferred Stocks
Germany	2.4%
Total Preferred Stocks	2.4%
Total Investments	99.5%
Other Assets in Excess of Liabilities	0.5%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SmartETFs Smart Transportation & Technology ETF

STATEMENT OF ASSETS AND LIABILITIES

at June 30, 2020 (Unaudited)

Assets:
Investments in securities, at value (Cost $1,943,617)	$2,017,513
Cash	12,134
Foreign currency, at value (Cost $5,033)	5,096
Receivables:
Due from Advisor, net	2,579
Dividends and interest receivable	2,786
Tax reclaim	205
Other receivable	543
Total Assets	$2,040,856

Liabilities:
Payable for securities purchased	2,613
Trustee's fees payable	1,933
CCO fees payable	488
Audit fees payable	6,250
Legal fees payable	1,123
Total Liabilities	12,407

Net Assets	$2,028,449

Composition of Net Assets:
Paid-in capital	$1,889,140
Total distributable earnings	139,309
Net Assets	$2,028,449

Number of shares issued and outstanding (unlimited number of shares authorized, no par value)	75,002
Net Asset Value, Offering and Redemption Price Per Share	$27.05

The accompanying notes are an integral part of these financial statements.

SmartETFs Smart Transportation & Technology ETF

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2020 (Unaudited)

Investment Income:
Dividends (net of foreign withholding tax of $512)	$13,023
Total income	13,023

Expenses:
Advisory fees	7,041
Audit fees	6,250
Legal fees	1,098
Trustees' fees and expenses	4,047
CCO fees and expenses	3,196
Total expenses	21,632
Less: fees waived and expenses absorbed	(14,589)
Net expenses	7,043
Net Investment Income	5,980

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	57,470
Foreign Currency	(426)
57,044
Net change in unrealized appreciation (depreciation) on:
Investments	(68,760)
Foreign Currency	537
(68,223)
Net realized and unrealized loss on investments and foreign currency	(11,179)
Net Decrease in Net Assets Resulting from Operations	$(5,199)

The accompanying notes are an integral part of these financial statements.

SmartETFs Smart Transportation & Technology ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (1)	For the period November 14, 2019* to December 31, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations:
Net Investment income	$5,980	$2,448
Net realized gain (loss) on investments and foreign currency	57,044	(618)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(68,223)	142,678
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,199)	144,508

Capital Transactions:
Proceeds from shares sold	-	2,491,283
Cost of shares redeemed	(602,143)	-
Net Increase (Decrease) in Net Assets from Capital Transactions	(602,143)	2,491,283

Total Increase (Decrease) in Net Assets	(607,342)	2,635,791

Net Assets:
Beginning of period	2,635,791	-
End of period	$2,028,449	$2,635,791

Capital Share Activity:
Shares sold	-	100,002
Shares redeemed	(25,000)	-
Net Increase (Decrease) in Share Transactions	(25,000)	100,002

*	Commencement of operations.

(1)	Unaudited.

The accompanying notes are an integral part of these financial statements.

SmartETFs Smart Transportation & Technology ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months Ended June 30, 2020(1)		For the Period November 14, 2019* to December 31, 2019
Net asset value, beginning of period	$26.36		$25.00

Investment operations:
Net investment income	0.09		0.02
Net realized and unrealized gain on investments	0.60		1.34
Total from investment operations	0.69		1.36

Net asset value, end of period	$27.05		$26.36

Total return	2.61	% (2)	5.43	% (2)

Ratios/Supplemental Data:
Net assets, end of period (millions)	$2.03		$2.64

Ratio of expenses to average net assets:
Before fee waived	2.09	% (3)	3.87	% (3)
After fees waived	0.68	% (3)	0.68	% (3)

Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.83	%) (3)	(2.44	%) (3)
After fees waived	0.58	% (3)	0.75	% (3)

Portfolio turnover rate	8.54	% (2)	0.00	% (2)

*	Commencment of Operations.
(1)	Unaudited.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization

The SmartETFs Smart Transportation & Technology ETF (“Smart Transportation & Technology ETF” or the “ETF”) is a diversified series of Guinness Atkinson™ Funds (the “Trust”), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The investment objective of the Smart Transportation & Technology ETF is long-term capital appreciation. The ETF commenced operations on November 14, 2019.

Note 2 - Significant Accounting Policies

The ETF is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Securities Valuations. Securities of the ETF that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the ETF’s Valuation Committee in accordance with procedures established by the Board of Trustees. Short term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

Foreign Currency Transactions. The accounting records of the ETF is maintained in U.S. dollars. Financial instruments and other assets and liabilities of the ETF denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The ETF does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in values to financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates. The ETF may be subject to foreign taxes related to foreign income received, capital gains on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the ETF invests.

Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the ETF has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the ETF limits its illiquid investments that are investments to no more than 15% of the ETF’s net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Adviser, at any time determines that the value of illiquid securities held by the ETF exceeds 15% of its net asset value, the Adviser will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the ETF’s written LRMP.

Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from securities transactions are calculated using the identified cost method.

NOTES TO FINANCIAL STATEMENTS (Continued)

Allocation of Expenses. The ETF is charged for those expenses directly attributable to it. Expenses that are not directly attributable to the ETF are allocated among the Funds in the Trust in proportion to their respective assets or another appropriate method.

Use of Estimates. The preparation of financial statements in conformity with U.S. accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Federal Income Taxes. The ETF intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no federal income tax or excise provision is required. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the ETF.

Management of the ETF has evaluated tax positions taken or expected to be taken in the course of preparing the ETF’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The ETF recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Income Tax Statement requires management of the ETF to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the ETF’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open year ended December 31, 2019 and as of and during the six months ended June 30, 2020, the ETF did not have a liability for any unrecognized tax benefits. The ETF has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Indemnifications. Under the Trust's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the ETF. In addition, in the normal course of business, the ETF enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The ETF’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the ETF that have not yet occurred or that would be covered by other parties.

Note 3 – Valuation of Investments

The ETF utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that an ETF has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

NOTES TO FINANCIAL STATEMENTS (Continued)

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the ETF’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the market value of the ETF’s investments as of June 30, 2020, based on the inputs used to value them:

Investments	Level 1	Level 2	Level 3
Common Stocks	$1,632,592	$336,713	$-
Preferred Stocks	48,208	-	-
Total	$1,680,800	$336,713	$-

Note 4 – Capital Share Transactions

Shares are created and redeemed by the ETF only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the ETF. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transactions to the NAV per unit of the ETF on the transaction date. Both purchases and redemptions of Creation Units are subject to a Transaction Fee.

Note 5 - Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the six months ended June 30, 2020 were as follows:

	Purchases	Sales
Smart Transportation & Technology ETF	$182,673	$236,440

Purchases, sales, and realized gain/(loss) of in-kind transactions for the six months ended June 30, 2020 were as follows:

	Purchases	Sales	Gain/(Loss)
Smart Transportation & Technology ETF	$-	$538,123	$(34,788)

Note 6 – Principle Risks

The ETF is subject to the risks common to all ETFs that invest in equity securities and foreign securities. Investing in the ETF may be more risky than investing in an ETF that invests only in U.S. securities due to the increased volatility of foreign markets.

NOTES TO FINANCIAL STATEMENTS (Continued)

Autonomous/Electric Vehicle Risk. Autonomous and/or electric vehicles are a relatively new development in transportation markets. They could fail to “catch on” with consumers in a meaningful way and could suffer technical problems, supply or demand shortfalls, or be supplanted by other technologies.

Technology Risk. The technologies used by autonomous and electric vehicles and their support systems, such as software, grids, networks, fuel and batteries, may be unproven, susceptible to obsolescence or subject to future regulation in countries or locations of deployment.

Cybersecurity Risk. Technologies created or deployed for Smart Transportation, including for vehicles or drive systems as well as for networks and intelligent roadways, may be subject to greater cybersecurity risk than other companies.

Product Risk. Companies creating products and technologies for autonomous or electric transportation, for passenger, commercial or freight usage, face considerable competition. Product Regulation Risk. Autonomous vehicles and their networks may be subject to multiple levels of regulation including local regulations and operating restrictions.

Foreign Securities Risk. Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

COVID-19 Risk. In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the ETF, including political, social and economic risks. Any such impact could adversely affect the ETF’s performance, the performance of the securities in which the ETF invests and may lead to losses on your investment in the ETF. The ultimate impact of COVID-19 on the financial performance of the ETF’s investments is not reasonably estimable at this time.

Note 7 - Investment Advisory and Other Agreements

The Trust, on behalf of the ETF, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the “Adviser”), under which the Adviser provides the ETF with investment management services. The Adviser furnishes all necessary office facilities, equipment and personnel for servicing the investments of the ETF. The Adviser also arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the ETF to operate. The ETF pays the Adviser an advisory fee equal to 0.68% of the ETF’s average daily net assets.

The Adviser has contractually agreed to limit the ETF’s total operating expenses by reducing all or a portion of its fees and reimburse the ETF for expenses (excluding brokerage expenses, interest, taxes and extraordinary expenses) so that its ratio of expenses to average daily net assets will not exceed 0.68%. Penserra Capital Management, LLC (“Penserra”) serves as the ETF’s sub-adviser.

Foreside Fund Services, LLC, a Delaware limited liability company, (the “Distributor”) serves as the ETF’s principal underwriter and distributor of Creation Units pursuant to a distribution agreement. The Distributor does not maintain any secondary market in ETF Shares.

NOTES TO FINANCIAL STATEMENTS (Continued)

Mutual Fund Administration, LLC (the “Administrator”) serves as the ETF’s administrator under an administration agreement.

Brown Brothers Harriman & Co. (the “Custodian”, “Transfer Agent” and “Fund Accounting agent”) serves as the ETF’s custodian, transfer agent and fund accounting agent.

Foreside Fund Officer Services, LLC provides Chief Compliance Officer (“CCO”) services to the ETF. The fees paid for CCO services for the six months ended June 30, 2020, are reported on the Statement- of Operations.

The fees paid to non-interested Trustees for the six months ended June 30, 2020 are reported on the Statement- of Operations.

Certain officers of the Trust are also officers and/or Directors of the Adviser and the Administrator. None of these officers are compensated directly by the ETF.

Note 8 - Tax Matters

GAAP requires certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

At June 30, 2020, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Smart Transportation & Technology ETF	$1,943,617	$256,280	$(182,383)	$73,896

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Note 9 - Recently Issued Accounting Pronouncements

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the ETF has adopted ASU 2018-13 with these financial statements.

Note 10 - Events Subsequent to the Fiscal Period End

The ETF has adopted financial reporting rules regarding a subsequent event which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the ETF’s related events and transactions and has determined that there were no events or transactions that occurred that would materially impact the amounts or disclosures in the ETF’s financial statements.

Expense Example (Unaudited)

All ETFs have operating expenses. As a shareholder of the ETF you incur an advisory fee. In addition to the advisory fee, a shareholder may pay brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses), if any. It is important for you to understand the impact of these ongoing costs on your investment returns. Shareholders may incur brokerage commissions on their purchases and sales of ETF shares, which are not reflected in these examples.

The examples use the annualized expense ratio and are intended to help you understand your ongoing costs (in dollars) of investing in the ETF and to compare these costs with the ongoing costs of investing in other ETFs. The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period (unless otherwise noted below). The table below illustrates the ETF’s cost in two ways:

Actual Expenses

This section helps you estimate the actual expenses after fee waivers that the ETF may have incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the ETF, and the “Ending Account Value” number is derived from deducting that expense cost from the ETF’s gross investment return for the period.

You may use the information, together with the amount you invested in the ETF, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the ETF under “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

This section helps you compare the ETF’s costs with those of other ETFs. It assumes that the ETF had an annualized return of 5% before expenses, which is not the ETF’s actual return and the expense ratio for the period is unchanged. The hypothetical account value and expense may not be used to estimate the actual ending account balance or the expenses you paid for the period. This example is useful in making comparisons because the SEC requires all ETFs to make this 5% calculation. You can assess the ETF’s comparative cost by comparing the hypothetical results for the ETF in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports of other ETFs.

	Beginning Account Value 01/01/20	Ending Account Value 06/30/20	Expenses Paid During Period 01/01/20- 6/30/2020(a)	Annualized Expense Ratio
Smart Transportation & Technology ETF
Actual	$1,000.00	$1,022.72	$3.42	0.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.42	0.68%

(a)	Expenses are calculated using the ETF’s annualized expense ratio (as disclosed in the table), multiplied by the average account value over the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days).

Privacy Notice

The SmartETFs Smart Transportation & Technology ETF and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

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This report is intended for the ETF’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a SmartETFs Smart Transportation & Technology ETF (the “ETF”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the ETF carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, e-mail request to mail@SmartETFs.com, by calling 866-307-5990 (toll free in the United States), visiting the ETF’s website, www.SmartETFs.com, or by calling or writing a broker-dealer or other financial intermediary. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 866-307-5990, or by visiting www.SmartETFs.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The ETF files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The ETF’s Form N-PORT are available on the Commission’s website at www.sec.gov. In addition, the ETF’s full portfolio holdings are updated daily and available on the ETF’s website at www.SmartETFs.com.

Foreside Fund Services, LLC, distributor.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guinness Atkinson Funds

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President/Chief Executive Officer
Date:	9/08/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President/Chief Executive Officer
Date:	9/08/2020

By	/s/ Rita Dam
Name:	Rita Dam
Title:	Treasurer/Chief Financial Officer
Date:	9/08/2020